COLUMBIA FUNDS SERIES TRUST

Columbia Large Cap Value Fund

(the “Fund”)

Supplement dated February 28, 2013 to the Fund’s Prospectuses dated July 1, 2012, as supplemented, and the

Statement of Additional Information dated February 28, 2013

Effective immediately, Laton Spahr is no longer a portfolio manager of the Fund. Accordingly, all references to Mr. Spahr in the prospectuses and Statement of Additional Information are hereby removed.

Shareholders should retain this Supplement for future reference.